SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 18, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction	(Commission file	(IRS employer
of incorporation)	number)	identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Berkshire Hathaway Inc., a Delaware corporation (“Parent”), B Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and Clayton Homes, Inc., a Delaware corporation, entered into Amendment No. 1 (“Amendment No. 1”), dated as of July 16, 2003, to Agreement and Plan of Merger.

     Amendment No. 1 is attached hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

2.3	Amendment No. 1, dated as of July 16, 2003, to Agreement and Plan of Merger by and among Berkshire Hathaway Inc., B Merger Sub, Inc. and Clayton Homes, Inc.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton Kevin T. Clayton Chief Executive Officer and President

3

Exhibit Index

Exhibit No.	Description

2.3	Amendment No. 1, dated as of July 16, 2003, to Agreement and Plan of Merger by and among Berkshire Hathaway Inc., B Merger Sub, Inc. and Clayton Homes, Inc.

4